UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 1, 2004
                                                  --------------------



                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                        0-15588                   23-2170505
------------                   ----------------        ----------------------
State or other jurisdiction    (Commission                (IRS Employer
of incorporation)               File Number)              Identification No.)



352 Stokes Road, Suite 200,  Medford, New Jersey                 08055
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (609) 953-0044
                                                   -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued
          Listing Rule or Standard; Transfer of Listing

     On December 8, 2004 the Nasdaq Stock Market ("Nasdaq") notified Canterbury that "The Company has not regained compliance in accordance with Marketplace Rule 4310(c)(8)(B). Accordingly, its securities will be delisted from The Nasdaq SmallCap Market at the opening of business on December 17, 2004."

     On September 8, 2004, Nasdaq had notified the Company that "its common stock had not maintained a minimum market value of publicly held shares ("MVPHS") of $1,000,000 over the previous 30 consecutive trading days, and, as a result, did not comply with Marketplace Rule 4310(c)(7) (the "Rule").
Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company was provided 90 calendar days, or until December 7, 2004, to regain compliance with the Rule."

     At the time of the receipt of the December 8, 2004 delisting letter, the Board of Directors of Canterbury was in process of deciding to respond to a delisting letter received after the close of business on December 1, 2004. On December 1, 2004 the Nasdaq Stock Market notified Canterbury that:

        "Accordingly, the Company does not comply with Marketplace Rule 4350(e) and 4350(g) ("the Rules") and Staff has determined to delist the Company's securities from The Nasdaq Stock Market at the opening of business on December 10, 2004."

These Rules relate to the requirement to hold an annual meeting of shareholders.

     Based upon the letter of December 8, 2004, the Company determined that an appeal of the December 1, 2004 delisting letter would be a pointless waste of its shareholders' resources.

     An additional determining factor in the Company's decision was a third delisting letter received on June 23, 2004 which stated:

        "For the last 30 consecutive business days, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4)
         (the "Rule"). Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until December 20, 2004, to regain compliance. If, at anytime before December 20, 2004, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Staff will provide written notification that it complies with the Rule."

     Based upon the aforementioned, the Company expects its securities to be delisted from Nasdaq "at the opening of business on Friday, December 10, 2004." The Company intends to request that various of its current market makers continue to make markets in the Company's common stock on the OTC Bulletin Board.




                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: December 8, 2004